                                                                      EXHIBIT 23


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in the previously filed Registration Statement (Form S-8, No. 333-16123) of our report dated August 29, 2001, with respect to the consolidated financial statements of InSight Health Services Corp. and subsidiaries included in the Form 10-K for the year ended June 30, 2001.

/s/  ARTHUR ANDERSEN LLP

Orange County, California
September 12, 2001